UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2023

CYCLERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor
Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 19, 2023, Cyclerion Therapeutics, Inc., a Massachusetts corporation (the “Company”, “we”, or “our”), held a special meeting of shareholders (the “Special Meeting”) in connection with (i) the proposed sale of the assets comprising the Company’s zagociguat (previously known as CY6463) and CY3018 programs pursuant to the Asset Purchase Agreement, dated as of May 11, 2023 (the “Asset Purchase Agreement”), by and among the Company, JW Celtics Investment Corp. and JW Cycle Inc. (the “Asset Sale Transaction”), and (ii) for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of common stock of the Company, without par value (the “Common Stock”) upon potential conversion of the shares of Series A Convertible Preferred Stock of the Company, without par value (the “Cyclerion Preferred Stock”) issued to Peter M. Hecht, Ph.D., the Company’s Chief Executive Officer, pursuant to the stock purchase agreement between the Company and Dr. Hecht, dated as of March 31, 2023 (the “Stock Purchase Agreement”), each as described in the proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 20, 2023, as amended by the Current Report on Form 8-K filed by the Company with the SEC on July 12, 2023 (the “Proxy Statement”). Present at the Special Meeting were holders of 1,515,929 shares of Common Stock, in person or by proxy, representing approximately 63% of the voting power of the shares of Common Stock as of June 15, 2023, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business at the Special Meeting. As of the Record Date, there were 2,407,796 shares of Common Stock issued and outstanding.

At the Special Meeting, the Company’s shareholders approved the Asset Sale Proposal and the Nasdaq Proposal, each as defined and described in greater detail in the Proxy Statement.

The approval of the Asset Sale Proposal required the affirmative vote of the holders of a majority of all shares of Common Stock entitled to vote on the proposal, in person or by proxy. The approval of the Nasdaq Proposal required that the number of votes cast for the Nasdaq Proposal exceed the number of votes cast against the Nasdaq Proposal (with none of the shares of Common Stock issued to Dr. Hecht under the Stock Purchase Agreement being entitled to vote thereon).

The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s shareholders as the Asset Sale Proposal received a sufficient number of votes for approval.

Set forth below are the final voting results for the proposals:

Proposal 1: The Asset Sale Proposal

A proposal to approve and adopt the Asset Purchase Agreement and the transactions contemplated thereby, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstentions	Broker Non-Votes
1,440,138	74,742	1,049	0

Proposal 2: The Nasdaq Proposal

A proposal to approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of Common Stock upon potential conversion of the shares of Cyclerion Preferred Stock issued to Dr. Hecht pursuant to the terms of the Stock Purchase Agreement, to the extent that following such conversion Dr. Hecht would hold 20% or more of the outstanding shares of Common Stock, as further described in the Proxy Statement. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s shareholders:

For	Against	Abstentions	Broker Non-Votes
1,449,712	65,191	1,026	0

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Forward-Looking Statements

This Current Report on Form 8-K and the attached exhibits contain “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include statements concerning our outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “may,” “will,” “should,” “could,” “anticipates,” “projects,” “targets,” “optimistic,” “intends,” or “aims,” or the negative thereof or other variations thereon or other comparable terminology. The forward-looking statements included in this Current Report on Form 8-K or the attached exhibits are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: an increase in the amount of costs, fees, expenses and other charges related to the Asset Purchase Agreement or Asset Sale Transaction, including in connection with any litigation; risks arising from the diversion of management’s attention from our ongoing business operations; risks associated with our ability to monetize the Retained Programs (as defined in the Asset Purchase Agreement) and/or to identify and realize business opportunities following the Asset Sale Transaction; risks of losing key personnel or suppliers; and the matters discussed under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended and updated from time to time in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements. Any forward-looking statement speaks only as of the date that it was made and we undertake no obligation to update any forward-looking statement, whether as a result of new information or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: July 19, 2023	By:	/s/ Anjeza Gjino
		Name:	Anjeza Gjino
		Title:	Chief Financial Officer

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